                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 2, 2003
                                                           ------------


                                 RENT-WAY, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



          Pennsylvania                   0-22026                25-1407782
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

            One RentWay Place, Erie, Pennsylvania              16505
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          (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (814) 455-5378
                                                            --------------

                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On June 2, 2003, Rent-Way, Inc. reported that it had closed its previously announced sale of $205 million of senior secured notes. In connection with the note sale, the company also closed a new $60 million revolving line of credit and sold $15 million in newly authorized 8% convertible preferred stock in a private placement. A copy of the news release issued June 2, 2003 is attached to this report as Exhibit 99.1.

      The terms and conditions under which the convertible preferred stock was sold and the rights, designations and preferences of the convertible preferred stock are set forth in the Securities Purchase Agreement dated June 2, 2003 attached to this report as Exhibit 10.1 and in the Statement with Respect to Shares dated May 30, 2003 attached to this report as
      Exhibit 3.1, respectively. In addition, the company has agreed to register the resale of the common stock underlying the convertible preferred stock in accordance with a Registration Rights Agreement dated June 2, 2003 attached to this report as Exhibit 10.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits


            Exhibit No.         Description
            -----------         -----------
              3.1               Statement with Respect to Shares of Series
                                A Convertible Preferred Stock of Rent-Way,
                                Inc. dated May 30, 2003

              10.1              Securities Purchase Agreement dated June 2,
                                2003 among Rent-Way, Inc. and the investors listed on the schedule of buyers attached thereto.

              10.2              Registration Rights Agreement dated June 2,
                                2003 among Rent-Way, Inc. and the
                                undersigned buyers.

              99.1              News Release dated June 2, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RENT-WAY, INC.

Date:  June 2, 2003                        By:  /s/ William A. McDonnell
                                                -------------------------
                                                William A. McDonnell
                                                Vice President and
                                                Chief Financial Officer


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
                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
3.1                       Statement with Respect to Shares of Series
                          A Convertible Preferred Stock of Rent-Way,
                          Inc. dated May 30, 2003

10.1                      Securities Purchase Agreement dated June 2,
                          2003 among Rent-Way, Inc. and the investors listed on the schedule of buyers attached thereto.

10.2                      Registration Rights Agreement dated June 2,
                          2003 among Rent-Way, Inc. and the
                          undersigned buyers.

99.1                      News Release dated June 2, 2003



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